Corporate Presentation JUNE 2020 Exhibit 99.1

Disclaimer The following presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document or material distributed at or in connection with the presentation (collectively, the “Presentation”) has been prepared by Cabaletta Bio, Inc. (“we,” “us,” “our,” “Cabaletta” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This Presentation does not purport to be a prospectus, to be complete or to contain all of the information you may desire. 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Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases

Cabaletta overview

Engineering and developing CAAR T products to treat B cell-mediated autoimmune diseases

- Leveraging commercially approved CART19 technology though Penn partnership
- Pursuing targets where there is a biologic opportunity for cure with the CABA platform
- First mover advantage developing highly specific targeted cell therapy for autoimmune diseases

Lead clinical program, DSG3-CAART, in mucosal pemphigus vulgaris (mPV) patients

- DesCAARTes™ trial ready to launch with clinical acute tolerability (8 day) data from initial cohort by 1H21[1]
- Multiple clinical sites engaged across the U.S. supported by validated manufacturing partnership with Penn
- Fast Track and Orphan Drug Designations granted in 1H20

Preclinical pipeline led by MuSK-CAART for myasthenia gravis with IND filing anticipated in 2H21[1]

- IND-enabling studies ongoing with *in vivo* preclinical data presented at 2020 American Academy of Neurology
- Manufacturing validation on track with CMO partner to initiate in 2H20

Issued U.S. patent on lead clinical program with emerging robust IP portfolio

- Issued CAAR T product patent covers all or any part of the relevant human antigens (DSG3 and DSG1)

Cash runway into at least 3Q22 with $131 million in cash at March 31, 2020

[1] Assumes lifting of current COVID-19-related restrictions and no future restrictions due to subsequent COVID-19 resurgence

Cabaletta Bio™ 4

CAR T Therapy CAAR T Therapy Our scientific platform leverages CAR T technology Chimeric AutoAntibody Receptor T cell CABA CAAR T Chimeric Antigen Receptor T cell Kymriah

CABA (Cabaletta Approach for Selective B cell Ablation) platform Epitope mapping to determine regions targeted by autoantibodies Optimize CAAR construct / design with the goal of selectively ablating reactive B cells Preclinical in vitro and in vivo testing to evaluate efficacy and safety Scientific, clinical and commercial assessment to inform product candidate development Vector & Clinical Cell manufacturing Clinical trials DSG3-CAART MuSK-CAART

Indication Program Discovery1 Preclinical Phase 1 Phase 2 Phase 32 Mucosal Pemphigus Vulgaris DSG3-CAART Mucocutaneous Pemphigus Vulgaris DSG3/1-CAART MuSK Myasthenia Gravis MuSK-CAART Hemophilia A w/ FVIII Alloantibodies FVIII-CAART Pipeline addressing multiple disease targets 1 In our discovery stage, we perform epitope mapping and optimize CAAR construct and design. 2 May not be required if Phase 2 is a registrational clinical trial.

DSG3-CAART for patients with mucosal pemphigus vulgaris

Overview of Pemphigus Vulgaris

Working to meet an unmet need for patients


http://www.danderm-pdv.is.kkh.dk/atlas/3-157.html


http://www.dermis.net/bilder/CD008/550px/img0042.jpg

	Mucosal PV[1] 25% of U.S. pemphigus vulgaris	Mucocutaneous PV[1] 75% of U.S. pemphigus vulgaris
Associated Antibody	**Anti-DSG3**	**Anti-DSG3 + Anti-DSG1**
Clinical Signs	Painful blisters of the mucous membranes (mouth, nose, larynx, esophagus, eyes, genitalia, rectum)	Blisters on orifices and skin
Disease Incidence	350 US / 600 EU	1,050 US / 1,800 EU
Disease Prevalence	**4,250 US / 6,250 EU**	**12,750 US / 18,750 EU**

Current Treatment Landscape

Broad immunosuppression
- Modestly effective
- Poorly tolerated

B cell depletion with rituximab[2,3,4]
- Offers transient remission
- Majority of responders relapse

Chronic B cell depletion with rituximab
- 5.4% annual risk of severe infection
- Up to 1.9% lifetime risk of fatal infection

1. Image credit: D@nderm
2. Joly, Pascal, et al. "First-line rituximab combined with short-term prednisone versus prednisone alone for the treatment of pemphigus (Ritux 3): a prospective, multicentre, parallel-group, open-label randomised trial." The Lancet 389.10083 (2017): 2031-2040.
3. Kushner, Carolyn J., et al. "Factors Associated With Complete Remission After Rituximab Therapy for Pemphigus." JAMA dermatology (2019).
4. Jancin, Bruce. "Rituximab bests mycophenolate in pemphigus vulgaris," Dermatology News, Nov 2019, Vol. 50:11, p. 2.; Press Release, Roche, 14 Oct 2019.

Cabaletta Bio™ 9

DSG3-CAART encompasses all known pathogenic epitopes


% of PV sera
targeting each domain[1]
91%
71%
51%
19%
12%
EC1
EC2
EC3
EC4
EC5
Cytoplasmic tail
Transmembrane
Domain
DSG3 Protein
EC1
EC2
EC3
EC4
CD137
CD3ζ

EC5 directed antibodies are not known to be pathogenic


anti-EC1 [2]
AK23, Px43, Px44, 62G2C11, F779
anti-EC2 [2]
PVB28, AK19
anti-EC3 [2]
AK18
anti-EC4 [2]
P2C1, P5D4, P5B6, P3A6, P5E4
Costimulatory
Domains
DSG3-CAART

1. Ohyama, Bungo, et al. "Epitope spreading is rarely found in pemphigus vulgaris by large-scale longitudinal study using desmoglein 2–based swapped molecules." Journal of investigative dermatology 132.4 (2012): 1158-1168.
2. Antibodies that target the specific extracellular domain are shown below each extracellular domain.

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DSG3-CAART preclinical data

No evidence of toxicity at clinically relevant doses with selective and specific target engagement

	INDICATOR	RESULTS
Tolerability	*In vitro* off-target toxicity	No specific cytotoxicity at clinically relevant cell numbers vs FcγR-expressing cells No interactions confirmed with human membrane proteins
Tolerability	*In vivo* off-target toxicity	No off-target effects detected at clinically relevant doses
Target Engagement	Anti-DSG3 autoantibody titer	Serologic 'remission' - dose-dependent elimination of anti-DSG3 B cells and antibodies
Target Engagement	CAAR T cell engraftment	Dose-dependent increase in CAAR-positive cells observed via flow cytometry
Target Engagement	Tissue blistering	Histologic 'remission' - no blistering of oral mucosa
Target Engagement	Anti-DSG3 hybridoma outgrowth	Significantly delayed outgrowth despite soluble anti-DSG antibodies

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DesCAARTes™: Phase 1 clinical trial in mucosal-dominant PV (mPV) patients

Open-label study to determine the maximum tolerated dose & fractionation of DSG3-CAART

Major Inclusion Criteria

- Age: ≥18
- Inadequately managed by standard immunosuppressive therapies
- Confirmed diagnosis
- Active disease
- Anti-DSG3 antibody positive

Major Exclusion Criteria

- Rituximab in last 6 months
- Prednisone > 0.25mg/kg/day
- Other autoimmune disorder requiring immunosuppressive therapies
- Recent investigational treatment
- ALC < 1,000 at screening

SCREENING PERIOD → TREATMENT PERIOD (1-3 WEEKS) → FOLLOWED (2-4 WEEKS) → Next Patient

Part	Cohort	# Subjects
A – Dose Escalation Fractionated infusion at increasing dose levels	A1-A4	3 (+3) per cohort
B – Dose Consolidation Consolidating selected dose fractions into a single infusion	B1-B2	3 (+3) per cohort
C – Expansion[1] Expanded subject enrollment at final selected dose	C	~12
	Total	**~30 (+18)**

Study Endpoint & Objectives

Primary Endpoint: Adverse Events, including Dose Limiting Toxicity

Secondary Objectives: **DSG3 ELISA titer changes**, rate of/time to/duration of remission, manufacturing success rate, CAAR T expansion/persistence

1. FDA has requested, and the Company has agreed, that we will share data from cohort A to inform a discussion on the optimal design of cohort C. According to FDA guidance, the submission of cohort A data is not gating to planned enrollment in cohort B.

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DesCAARTes™ clinical trial assessments and timeframes

Safety assessed acutely and at 3 months, with ability to measure CAAR T engagement by 6 months


8-10 weeks from screening to infusion
Pre-infusion visit
Day -7 to -3
CAART INFUSION
Acute safety data
Day 8
Primary safety endpoint
3 Months
Evidence of target engagement
6 Months
Efficacy
3 Years
Long-term follow-up
15 Years

Key Risks	Context and Mitigating Strategies	Options to Consider[2]
CRS / Neurotoxicity	• Product designed to kill <1% of B cells • Low initial dose with fractionation • No lymphodepletion	• Manage with standard protocols
Soluble antibody	• Fractionated dosing designed to mitigate against potential toxicity	• Pretreat w/ plasmapheresis or IVIG • Limit soluble anti-DSG3 antibody inclusion criteria
Insufficient efficacy / CAAR T engraftment	• Wide cell dose range planned	• Consider increased dose and/or preconditioning / lymphodepletion
Disease flare with medication taper	• Limit dose of corticosteroid use to enroll	• Local / oral steroids; plasmapheresis
Skin toxicity from cross-reactivity	• No preclinical signals	• Local / oral steroids; plasmapheresis
New autoimmune disorder or worsening	• Patients with active autoimmune disorders requiring immunosuppressants excluded	• Autoimmune therapies as needed

Declining anti-DSG3 titers[1]

Assuming selective B cell ablation in 2-4 weeks, serum IgG (half-life ~3 weeks) should fall within 6 months

Key efficacy measures

- DSG3 antibody titer (ELISA)[1]
- Disease activity (clinical)
- Steroid / immunosuppressive use

1. Spindler, Volker, et al. "Mechanisms causing loss of keratinocyte cohesion in pemphigus." Journal of Investigative Dermatology 138.1 (2018): 32-37.
2. To be potentially incorporated in future protocol amendments or trials after discussion with FDA.

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Preclinical data suggests soluble antibodies can partially activate or inhibit DSG3 CAAR T cells1 Soluble antibodies may alter the dynamics of DSG3-CAART proliferation Ellebrecht, Christoph T., et al. "Reengineering chimeric antigen receptor T cells for targeted therapy of autoimmune disease." Science 353.6295 (2016): 179-184. Antibodies derived from a hybridoma model. Non-transduced T cell. CFSE (carboxyfluorescein diacetate succinimidyl ester) is a dye used in flow cytometric monitoring that reduces in intensity as it is distributed in actively dividing cells. Non-dividing cells will retain more CFSE dye. Soluble anti-DSG3 induces CAART cell proliferation Inhibitory antibodies reduce but do not prevent DSG3-CAART target engagement Increased target engagement Decreased target engagement EC1-4 vs. PV Ab #12 EC1-4 vs. PV Ab #22 NTD3 vs. PV Ab #12 NTD3 vs. PV Ab #22 Cell division Increased T cell division compared to response to normal human IgG 4 Observations

Preconditioning regimens in CAAR T cell therapy may not be required

Past successes in HIV and multiple myeloma without preconditioning plus differences in patient populations are relevant[1,2]

- Data suggest preconditioning may not be necessary to drive responses beyond leukemia / lymphoma
  - Recent MM patient data showed non-significant differences in ORR and rate of cytokine release syndrome in patients receiving CART-BCMA with and without lymphodepletion[1]
  - Studies from three clinical trials for patients with HIV showed CAR T cells were detected in 98% of samples tested for at least 11 years after infusion
- Potential activating effect of soluble antibody on engraftment and function is a key consideration in autoimmune patients
- Multiple infusions, higher dose, and cytokine support may offer more tolerable approach for autoimmune patients

Lymphodepletion Mechanism	Oncology	Autoimmunity
Reduction of T cell growth cytokine sinks[3]	+	+
Depletion of suppressor cells[4]	+	–

+ *Lymphodepletion mechanism likely to apply*

– *Lymphodepletion mechanism unlikely to apply*

1. Cohen, Adam D., et al. "B cell maturation antigen–specific CAR T cells are clinically active in multiple myeloma." The Journal of Clinical Investigation 129.6 (2019).
2. Scholler, John, et al. "Decade-long safety and function of retroviral-modified chimeric antigen receptor T cells." Science translational medicine 4.132 (2012): 132ra53-132ra53.
3. Gattinoni et al. "Removal of homeostatic cytokine sinks by lymphodepletion enhances the efficacy of adoptively transferred tumor-specific CD8+ T cells." The Journal of Experimental Medicine 202(7):907-912
4. Wang, Shu and Plautz "Host lymphodepletion augments T cell adoptive immunotherapy through enhanced intratumoral proliferation of effector cells: Cancer Research 65(20): 9547-54.

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Key clinical trial milestones and data readouts

Evaluate safety by dosing cohort

- Acute safety data to be evaluated at 8 days post-infusion
- Primary endpoint data at 3 months

Target engagement during dose escalation to be evaluated

- DSG3 antibody is necessary and sufficient to cause mPV (per consensus document[1])
  - DSG3 antibody half-life ~3 weeks
  - Potential evidence of reduction of anti-DSG3 levels may be observed within 6 months
  - Clinical responses including mucosal lesion response and absence of recurrence may take longer

1. Spindler V, Eming R, Schmidt E, et al. Mechanisms Causing Loss of Keratinocyte Cohesion in Pemphigus. J Invest Dermatol 2018;138:32-7.

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DSG3/1 CAART for mucocutaneous PV (mcPV)

Plan to potentially submit an IND after review of safety and target engagement data from DSG3-CAART

DSG3/1 CAARs designed for mcPV

- DSG3 and DSG1 autoantibodies
- Most severe and common form of PV (~75%)
- Mucosal blistering, plus skin erosion and blistering
- Managed with immune suppression, similar to mPV
  - High risk of relapse
  - Potential for hospitalizations and fatal infections

% of PV sera targeting each domain[1]


98%
26%
9%
4%
7%
DSG1
EC1
EC2
EC3
EC4
EC5
Cytoplasmic tail
Transmembrane Domain
DSG1 CAAR
EC1
EC2
EC3
EC4
CD137
CD3ζ

DSG1-CAART and DSG3-CAART both demonstrated specific cytotoxicity *in vitro*

- Together, DSG1-CAART and DSG3-CAART demonstrated cytotoxicity towards anti-DSG3 and anti-DSG1 B cells


PF1-8-15
(anti-Dsg1 EC1)
F779
(anti-Dsg3 EC1)
% Specific lysis
0
20
40
60
80
1
3
10
30
Effector:Target ratio
Non-transduced
Dsg3 EC1-4
Dsg1 EC1-4
Dsg3 + Dsg1
CART19

1. Ohyama, Bungo, et al. "Epitope spreading is rarely found in pemphigus vulgaris by large-scale longitudinal study using desmoglein 2–based swapped molecules." Journal of investigative dermatology 132.4 (2012): 1158-1168.

Cabaletta Bio™ 17

MuSK-CAART for myasthenia gravis patients

High unmet need in MuSK myasthenia gravis; a valuable CAAR target

All known extracellular domains can be included in the CAAR design

Similar to pemphigus, autoantibody titers drop after rituximab[1,2], supporting the clinical potential of CAART in MuSK myasthenia gravis


Ig1
Ig2
Ig3
Fz

MuSK has similar modular structure and size as DSG3

MuSK MG
6.0 - 7.5%

- Typically more severe
- Limited treatment options
- Early onset – 7:1 females


Seronegative MG
Low affinity AChR, LRP4
9%
AChR MG
Early Onset
Age <50 ; F>M
20%
65%
AChR MG
Late Onset
Age >50 ; M>F

Prevalence: ~65,000 patients in the US

1. Hain, Berit, et al. "Successful treatment of MuSK antibody–positive myasthenia gravis with rituximab." Muscle & Nerve: Official Journal of the American Association of Electrodiagnostic Medicine 33.4 (2006): 575-580.
2. Illa, Isabel, et al. "Sustained response to Rituximab in anti-AChR and anti-MuSK positive Myasthenia Gravis patients." Journal of neuroimmunology 201 (2008): 90-94.

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MuSK-CAART showed similar potency against target cells that bind to different epitopes MuSK-CAART in vitro selective & specific target engagement1 https://cslide-us.ctimeetingtech.com/aan2020/attendee/eposter/poster/2402?q=payne % Specific lysis MuSK1A 3-28 CART19 MuSK-CAART NTD % Specific lysis % Specific lysis 4A3 MuSK-CAART Ig1 Ig2 Ig3 Fz MuSK1A 3-28 4A3

MuSK-CAART demonstrated specific *in vivo* target engagement[1]

MuSK-CAART eliminated anti-MuSK target cells[2] in an animal model where CART19 cells are a positive control



NTD
MuSK CAAR
CART-19
DSG3 EC1-3
Day 1
Day 3
Day 5
Day 7
Day 13
2.0e6
5.0e4
2.0e6
3.0e5
(Radiance)
Negative control
Positive control
Negative control
Photon counts (Photon/sec)
Day 4: T cell injection
10^{11}
10^{10}
10^{9}
10^{8}
10^{7}
10^{6}
10^{5}
Day 1
Day 3
Day 5
Day 7
Day 9
Day 11
Day 13
MuSK-CAART
CART19
DSG3 EC1-3
NTD

1. https://cslide-us.ctimeetingtech.com/aan2020/attendee/eposter/poster/2402?q=payne
2. Target cells represent a B cell tumor line (CD19 positive) that has been modified to express the anti-MuSK antibody.

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FVIII-CAART for Hemophilia A inhibitor patients

Hemophilia A and neutralizing alloantibodies

B cell-mediated inhibition of Factor VIII reduces efficacy of replacement therapy

- FVIII neutralizing alloantibodies can block protein or gene replacement therapy
  - Increased incidence in severe disease where native FVIII is not present
- Inhibitors persist in 70% of patients despite tolerance induction therapy[3]
- Managing Hemophilia A patients with inhibitors can cost up to $1M per year

	HEMOPHILIA A POPULATION (US ONLY)		
	Mild	Moderate	Severe
FVIII levels	5-40%	1-5%	<1%
% of cases	25%[1]	15%[1]	60% (~12,000 patients)[1,2]
Consequence	Bleeding after trauma or surgery	Hemarthrosis, synovitis muscle contracture cerebral stroke, death	Debilitating hemarthrosis muscle necrosis strokes, death
Risk of FVIII neutralizing alloantibodies	Minimal	Moderate (~10%)[3]	High (~25%)[3] ~3,000 US patients

US Hemophilia A Population

Total US: 20,000 patients



Severe – FVIII Antibody
15%
Mild
25%
15%
Moderate
45%
Severe

1. https://www.hemophilia.org/Bleeding-Disorders/Types-of-Bleeding-Disorders/Hemophilia-A.
2. Peyvandi, Flora, et al. "A randomized trial of factor VIII and neutralizing antibodies in hemophilia A." New England Journal of Medicine 374.21 (2016): 2054-2064.
3. Arruda, Valder R., and Ben J. Samelson-Jones. "Gene therapy for immune tolerance induction in hemophilia with inhibitors." Journal of Thrombosis and Haemostasis 14.6 (2016): 1121-1134.

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Selective and specific target engagement FVIII-CAART in vitro proof of concept data Cabaletta is engineering optimized constructs FVIII Domain(s) Signaling Domain Co-stimulatory Domain Linker/ Transmembrane E:T ratio

Manufacturing

Three-stage approach allows for efficient allocation of capital while leveraging experienced partners Manufacturing strategy Penn-sponsored CD19 CAR IND CMC data has been cross-referenced in DSG3-CAART IND to provide additional data reflecting alignment. Stage 3: Cabaletta Facility Commercialization & Scale-Up Data-gated investment Stage 1: Penn DSG3-CAART Phase 11 Stage 2: CDMOs & CABA Process MuSK-CAART Phase 1 Ample cell processing capacity secured through Penn partnership SOPs previously used to develop an FDA approved product Clinical vector validated CDMOs for vector and cell processing with commercial support capabilities Build out Cabaletta-owned manufacturing facility 2021 – 2019 –

Parallel steps in manufacturing process[1] for CAR T vs CAAR T

Vector production and cell processing are key risks mitigated by strategy, partnership, process and people


Vector Production
Apheresis Collection of T cells
T Cell Activation
Transduction
CAAR T Expansion
Concentration, Washing and Formulation

Conserving the clinically validated CD19 CAR cell manufacturing process minimizes confounding risks

- Penn process, not Novartis process; avoids Kymriah release challenges[2]

Cross referenced the Penn IND to minimize operational risk

- Development work has demonstrated efficient manufacture of DSG3-CAART cells from PV patients[3]

Multiple runs contractually secured each month at Penn currently on track

- Subject to future COVID-19 impact

DSG3 vector supply secured for next 2-3 years

1. Penn-sponsored CD19 CAR IND CMC data has been cross-referenced in DSG3-CAART IND to provide additional data reflecting alignment.
2. Manufacturing challenges were due to release specifications: https://www.biopharmadive.com/news/novartis-hits-car-t-manufacturing-snag-as-kymriah-sales-disappoint/528202/.
3. T cells isolated from patients with a range of treatment regimens of low to high intensity were tested; the highest intensity regimen and patients with ALC<1000 cells/uL expanded less well and will be excluded from the trial design.

Cabaletta Bio 27

Corporate Summary

SCIENTIFIC ADVISORY BOARD Leadership team Aimee Payne, M.D., Ph.D. Co-Founder and Co-Chair Michael C. Milone, M.D., Ph.D. Co-Founder and Co-Chair Jay Siegel, M.D. LEADERSHIP TEAM Steven Nichtberger, M.D. President, CEO & Chairman Anup Marda Chief Financial Officer Arun Das, M.D. Senior Director BD Gwendolyn Binder, Ph.D. EVP Science & Technology David J. Chang, M.D., M.P.H. Chief Medical Officer J. Brian Stalter, J.D. General Counsel Martha O’Connor Chief HR Officer Iain McInnes

Recent highlights and anticipated upcoming milestones 1 Assumes lifting of current COVID-19-related restrictions and no future restrictions due to subsequent COVID-19 resurgence.

Corporate Presentation JUNE 2020